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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

              Current report pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  July 23, 2003

                        Commission file number: 001-14319

                         RESOURCE BANKSHARES CORPORATION
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             (Exact name of Registrant as specified in its charter)

      Virginia                                          54-1904386
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      (State or other jurisdiction of                   (IRS Employer
      incorporation or organization)                    Identification No.)

            3720 Virginia Beach Blvd., Virginia Beach, Virginia 23452
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: 757-463-2265
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Item 9.     Regulation FD Disclosure
Item 12.    Results of Operation and Financial Condition

The press release of Resource Bankshares Corporation dated July 23, 2003, is furnished to the Securities and Exchange Commission under both Item 9 and
Item 12 of this Form 8-K.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         Resource Bankshares Corporation

                         By: /s/ T. A. Grell, Jr.
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                                 T. A. Grell, Jr.
                                    President